Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

(each a “Fund”, collectively the “Funds”)

Each, a series of Tidal Trust III

August 26, 2024

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated October 27, 2023, as supplemented

The Board of Trustees of Tidal Trust III has approved the following changes in services providers for the Funds:

Distributor Change

Effective August 26, 2024, Foreside Fund Services, LLC will replace SEI Investments Distribution Co. as the Funds’ principal underwriter. Accordingly, as of August 26, 2024, all references in the Prospectus and SAI to “SEI Investments Distribution Co.” as the Funds’ principal underwriter are hereby deleted and replaced with references to “Foreside Fund Services, LLC” and all references to the Funds’ “distributor” or “underwriter” are deemed to be references to Foreside Fund Services, LLC. The address of Foreside Fund Services, LLC is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Sub-Administrator Change

Effective August 26, 2024, SEI Investments Global Funds Services no longer serves as the Funds’ Sub-Administrator. Accordingly, all references to SEI Investments Global Funds Services as the Funds’ Sub-Administrator are hereby deleted from the Prospectus and SAI in their entirety.

In addition, the following disclosure is hereby added to the SAI:

“THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for each Fund and distributes its shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Fund shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, ME 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants or DTC participants (as discussed in “Purchase and Redemption of Shares” below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of a Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.”

Please retain this Supplement for future reference.